Exhibit 10.5

[LOGO]

MEMORANDUM

TO:	Footstar Syndicate Members

FROM:	Keith Vercauteren Fleet Retail Finance Inc.

DATE:	May 29, 2003

RE:	Credit Agreement dated as of October 18, 2002 by and among Footstar, Inc. (the “Lead Borrower”) and Footstar Corporation (collectively, with the Lead Borrower, the “Borrowers”), the financial institutions named as parties thereto as lenders (the “Lenders”), Fleet National Bank, as swingline lender and as administrative agent (in such capacity, the “Administrative Agent”), Fleet Retail Finance Inc., as collateral agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as syndication agents, and JPMorgan Chase Bank, as documentation agent, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 3, 2003, that certain Amendment No. 2 to Credit Agreement dated as of March 21, 2003 and that certain letter agreement dated April 30, 2003 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with capitalized terms being defined therein and not defined but used herein having the meanings assigned to them in the Credit Agreement

As you know, the Borrowers, together with their independent auditors, are in the process of conducting a review of their financial statements, resulting in the restatement of the accounts payable, the retained earnings and net income of the Lead Borrower and its Subsidiaries for prior fiscal periods through September 28, 2002 (the “Accounting Restatement Matter”). Due to the Accounting Restatement Matter, the Required Lenders have previously agreed to extend the time by which the Borrowers have to deliver to the Administrative Agent and the Lenders their quarterly and annual financial statements and corresponding Compliance Certificates for the fiscal quarters ended September 28, 2002 and December 28, 2002, until June 2, 2003.

The Borrowers have informed the Administrative Agent that the auditors have not completed their work in connection with the Accounting Restatement Matter. Due to this, the Borrowers are requesting a further extension of time by which they will be required to deliver to the Administrative Agent (A)(i) their annual financial statements for the fiscal year ended

December 28, 2002, (ii) their quarterly financial statements for the fiscal quarter ended September 28, 2002, and (iii) the corresponding Compliance Certificates for the fiscal quarters ended September 28, 2002 and December 28,2002, respectively, until the earlier of: (i) the date by which the Lead Borrower files with the Securities and Exchange Commission its Form 10K report for the fiscal year ended December 28, 2002, or (ii) September 2, 2003; and (B) their quarterly financial statements for the fiscal quarters ended March 29,2003 and June 28, 2003, respectively, and the corresponding Compliance Certificates for the fiscal quarters ended March 29, 2003 and June 28, 2003, respectively, until September 2,2003.

In conjunction with this further extension of time for delivery of the above-referenced financial statements and Compliance Certificates, the Administrative Agent is recommending that the definition of Cash Control Event contained in the Credit Agreement be revised as set forth below, with the result that the Agents gain additional controls over the deposits, cash and accounts of the Borrowers and their Subsidiaries and other Affiliates as provided more fully in Section 5 of the respective Security Agreements, each dated as of October 18, 2002, entered into by the Borrowers and by each of the Subsidiaries and other Affiliates of the Borrowers in favor of Fleet Retail Finance Inc., as Collateral Agent for the Secured Parties named therein, and in the other Loan Documents. The Administrative Agent is recommending that such Cash Control Event definition be redefined as follows:

“Cash Control Event” means (a) the period from May 30, 2003 until the occurrence of the following events: (i) delivery to the Administrative Agent of the Borrowers’ (A) annual financial statements for the fiscal year ended December 28, 2002; (B) quarterly financial statements for the fiscal quarters ended September 28, 2002, March 29, 2003 and June 28, 2003; and (C) corresponding Compliance Certificates for each of the above-referenced fiscal periods; and (ii) maintenance by Borrowers of Excess Availability in excess of $40,000,000 for 90 consecutive days, and (b) thereafter, that Excess Availability is less than (i) $30,000,000 at any time for five consecutive Business Days, or (ii) $25,000,000 at any time. For purposes of Section 5.l(h) of the Security Agreements, the occurrence of a Cash Control Event pursuant to clause (b) above shall be deemed permanently continuing notwithstanding that Excess Availability may thereafter exceed the thresholds specified in such clause (b).

Such an extension and amendment requires the consent and approval of Required Lenders under the Credit Agreement. As noted above, Fleet supports this request.

Nothing contained herein shall be deemed or construed as a waiver of any Default or Event of Default under Section 7.11 of the Credit Agreement or otherwise.

In connection with the foregoing, the Borrowers are agreeing to pay certain fees to the Revolving Lenders and to the Term Lender pursuant to a letter agreement dated as of May 29, 2003.

If you have any issues with the matters described herein, please contact me by e-mail at keith_vercaurteren@fleetretailfinance.com, by facsimile at (617) 434-4339 or by phone at (617) 434-4045.

Please indicate your consent by signing in the space below provided for your signature and returning your executed fax signature pages to the attention of Jan Wenning Egan, Esq. at Edwards & Angell, LLP, 101 Federal Street, Boston, MA 02110, fax: (617) 439-4170, e-mail: jegan@ealaw.com, by 4:00 p.m. (EST) TOMORROW, Friday, May 30, 2003, with five originals thereof to follow by overnight courier for delivery on Monday, June 2, 2003. The signatures of the Required Lenders and the Borrowers hereto shall be sufficient to extend the time for delivery of the financial statements described herein and amend the definition of Cash Control Event effective as of May 30, 2003. Thank you for your prompt attention and cooperation on.

** The next pages are the signature pages **

Agreed to and acknowledged as of May 30, 2003 by:

FOOTSTAR, INC., as a Borrower

By:	/s/ SHEAMUS TOAL
	Name:	Sheamus Toal
	Title:	Vice President & Controller

FOOTSTAR CORPORATION, as a Borrower

By:	/s/ SHEAMUS TOAL
	Name:	Sheamus Toal
	Title:	Vice President & Controller

FLEET NATIONAL BANK, as Administrative Agent and as Lender

By:
Name:
Title:

FLEET RETAIL FINANCE INC. as Collateral Agent

By:
Name:
Title:

BACK BAY CAPITAL FUNDING LLC

By:
Name:
Title:

Signature Page to Second Request for Extension

Agreed to and acknowledged as of May 30, 2003 by:

FOOTSTAR, INC., as a Borrower

By:
Name:
Title:

FOOTSTAR CORPORATION, as a Borrower

By:
Name:
Title:

FLEET NATIONAL BANK, as Administrative Agent and as Lender

By:	/s/ KEITH VERCAUTEREN
	Name:	Keith Vercauteren
	Title:	Vice President

FLEET RETAIL FINANCE INC. as Collateral Agent

By:	/s/ KEITH VERCAUTEREN
	Name:	Keith Vercauteren
	Title:	Vice President

BACK BAY CAPITAL FUNDING LLC

By:	/s/ KRISTAN M. O’CONNOR
	Name:	Kristan M. O’Connor
	Title:	Director

Signature Page to Second Request for Extension

CONGRESS FINANCIAL CORPORATION

By:	/s/ THOMAS GRABOSKY
	Name:	Thomas Grabosky
	Title:	First Vice President

WELLS FARGO RETAIL FINANCE, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

UPS CAPITAL CORPORATION

By:
Name:
Title:

AMSOUTH BANK

By:
Name:
Title:

Signature Page to Second Request for Extension

CONGRESS FINANCIAL CORPORATION

By:
Name:
Title:

WELLS FARGO RETAIL FINANCE, LLC

By:	/s/ EUNNIE KIM
	Name:	Eunnie Kim
	Title:	Asst. Vice President

JPMORGAN CHASE BANK

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

UPS CAPITAL CORPORATION

By:
Name:
Title:

AMSOUTH BANK

By:
Name:
Title:

Signature Page to Second Request for Extension

CONGRESS FINANCIAL CORPORATION

By:
Name:
Title:

WELLS FARGO RETAIL FINANCE, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK

By:	/s/ DALE A. PENSGEN
	Name:	Dale A. Pensgen
	Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

UPS CAPITAL CORPORATION

By:
Name:
Title:

AMSOUTH BANK

By:
Name:
Title:

Signature Page to Second Request for Extension

CONGRESS FINANCIAL CORPORATION

By:
Name:
Title:

WELLS FARGO RETAIL FINANCE, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ MICHAEL FORTE
	Name:	Michael Forte
	Title:	Assistant Vice President

UPS CAPITAL CORPORATION

By:
Name:
Title:

AMSOUTH BANK

By:
Name:
Title:

Signature Page to Second Request for Extension

CONGRESS FINANCIAL CORPORATION

By:
Name:
Title:

WELLS FARGO RETAIL FINANCE, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

UPS CAPITAL CORPORATION

By:	/s/ CHARLES JOHNSON
	Name:	Charles Johnson
	Title:	Senior Vice President

AMSOUTH BANK

By:
Name:
Title:

Signature Page to Second Request for Extension

CONGRESS FINANCIAL CORPORATION

By:
Name:
Title:

WELLS FARGO RETAIL FINANCE, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

UPS CAPITAL CORPORATION

By:
Name:
Title:

AMSOUTH BANK

By:	KEVIN R. ROGERS
	Name:	Kevin R. Rogers
	Title:	Attorney-In-Fact

Signature Page to Second Request for Extension

NATIONAL CITY BANK

By:	/s/ THOMAS J. McDONNELL
	Name:	Thomas J. McDonnell
	Title:	Senior Vice President

ORIX FINANCIAL SERVICES, INC.

By:
Name:
Title:

SIEMENS FINANCIAL SERVICES, INC.

By:
Name:
Title:

Signature Page to Second Request for Extension

NATIONAL CITY BANK

By:
Name:
Title:

ORIX FINANCIAL SERVICES, INC.

By:	/s/ ANDREW KOSOWSKY
	Name:	Andrew Kosowsky
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC.

By:
Name:
Title:

Signature Page to Second Request for Extension

NATIONAL CITY BANK

By:
Name:
Title:

ORIX FINANCIAL SERVICES, INC.

By:
Name:
Title:

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ MICHAEL COILEY
	Name:	Michael Coiley
	Title:	Senior Vice President

Signature Page to Second Request for Extension

ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each of the undersigned Guarantors does hereby acknowledge and consent to the execution, delivery and performance of the within foregoing Second Request for Extension, confirms the continuing effect of such Guarantor’s guarantee of the Obligations after giving effect to the foregoing Second Request for Extension, and agrees to the provisions of the within and foregoing Second Request for Extension.

Accepted and agreed to as of May 30, 2003 by the Facility Guarantors:

FOOTSTAR CENTER, INC.

FOOTACTION CENTER, INC.

ATHLETIC CENTER, INC.

FA HC, INC.

FEET HC, INC.

FWS I, INC.

FWS II, INC.

STELLAR WHOLESALING, INC.

FEET CENTER, INC.

MELDISCO H.C., INC.

APACHE-MINNESOTA THOM MCAN, INC.

MILES SHOES MELDISCO LAKEWOOD, COLORADO, INC.

MALL OF AMERICA FAN CLUB, INC.

NEVADA FEET, INC.

FEET OF COLORADO, INC.

LFD I, INC.

LFD II, INC.

LFD OPERATING, INC.

FOOTSTAR HQ, LLC

SHOE ZONE CENTER, INC.

LFD TODAY, INC.

ATHLETIC ATTIC OF TEXAS, INC.

and each of the other Facility Guarantors

By:	Authorized Signatory
Duly Authorized Signatory as to all